GLOBAL HARD ASSETS FUND

Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX
SUMMARY PROSPECTUS
MAY 1, 2012, as revised on August 17, 2012

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Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/ library/mutualfunds/. You can also get this information at no cost by calling 800-826-2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2012, as revised on August 17, 2012, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the Van Eck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section of the Fund’s prospectus and in the “Availability of Discounts” and “Breakpoint Linkage Rules for Discounts” sections of the Fund’s SAI.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I	Class Y

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	1.00%	0.00%	0.00%

[1]

A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased after April 30, 2012 at or above the $1 million breakpoint level.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y

Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.16%	0.16%	0.05%	0.21%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	2.12%	1.01%	1.17%
Fees/Expenses Waived or Reimbursed[1]	0.00%	0.00%	0.00%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.37%	2.12%	1.01%	1.14%

[1]

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2013. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

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	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$706	$984	$1,282	$2,127
Class C	Sold	$315	$664	$1,139	$2,452
	Held	$215	$664	$1,139	$2,452
Class I	Sold or Held	$103	$322	$558	$1,236
Class Y	Sold or Held	$116	$369	$641	$1,418

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets in securities of “hard asset” companies and instruments that derive their value from “hard assets”. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a company that derives, directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund concentrates its investments in the securities of hard assets companies and instruments that derive their value from hard assets. The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund may invest in securities of companies located anywhere in the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, and may invest any amount of its assets in emerging markets. The Fund may invest in securities of companies of any capitalization range. Utilizing qualitative and quantitative measures, the Fund’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Fund’s portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.

The Fund may use derivative instruments, such as structured notes, futures, options and swap agreements, to gain or hedge exposure to hard assets, hard asset companies and other assets. The Fund may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. The Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject a Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

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Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Hard Assets Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors (such as the energy, metals and real estate sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

Investments in Other Investment Companies. A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that a Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P North American Natural Resources Sector Index includes mining, energy, paper and forest products, and plantation-owning companies. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

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CLASS A: Annual Total Returns (%) as of 12/31

Best Quarter:	+24.25%	3Q ’05
Worst Quarter:	-35.78%	3Q ’08

Average Annual Total Returns as of 12/31/11	1 Year	5 Years	10 Years	Life of Class

Class A Shares (11/2/94)
Before Taxes	-21.42%	3.95%	15.28%	—
After Taxes on Distributions[1]	-21.51%	3.38%	14.81%	—
After Taxes on Distributions and Sale of Fund Shares[1]	-13.83%	3.22%	13.73%	—
Class C Shares (11/2/94)
Before Taxes	-18.05%	4.39%	15.05%	—
Class I Shares (5/1/06)
Before Taxes	-16.31%	5.61%	—	5.03%
Class Y Shares (4/30/10)
Before Taxes	-16.45%	—	—	0.39%
S&P® North American Natural Resources Sector Index (reflects no deduction for fees, expenses or taxes)	-7.35%	4.04%	10.99%	—
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	—

[1]	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after tax-returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation

Portfolio Managers and Investment Team Members.
Charles T. Cameron, Co-Portfolio Manager, 2010; Investment Team Member, 1995
Shawn Reynolds, Co-Portfolio Manager, 2010;
Investment Team Member, 2005
Imaru Casanova, Investment Team Member, 2011
Joseph M. Foster, Investment Team Member, 1996
Samuel L. Halpert, Investment Team Member, 2000

Gregory F. Krenzer, CFA, Investment Team Member, 1994
Charl P. de M. Malan, Investment Team Member, 2003
Mark A. Miller, Investment Team Member, 2007
Edward W. Mitby, CFA, Investment Team Member, 2008

PURCHASE AND SALE OF FUND SHARES

In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A, C and Y shares are $1000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Fund’s discretion.

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TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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800.544.4653
vaneck.com

(08/12)